SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
Dated January 25, 2003 and submitted February 26, 2003
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Amended Report: February 26, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

On February 26, 2003, a Current Report on Form 8-K (Report) was submitted by PG&E Corporation and its subsidiary, Pacific Gas and Electric Company, to the Securities and Exchange Commission.  This amendment No.1 to the Report is being submitted to correct the date on the cover page on the Report which should have been February 25, 2003 instead of January 25, 2003, and to delete the reference in the Report to Item 7.  The entire Report is amended and restated as follows.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

Pacific Gas and Electric Company Bankruptcy

On February 19, 2003, Standard & Poor’s (S&P), a major credit rating agency, announced that it had re-affirmed its preliminary rating evaluation, originally issued in January 2002, of the corporate credit ratings of, and the securities proposed to be issued by, the four companies that would result from the implementation of the plan of reorganization (Plan) of Pacific Gas and Electric Company (Utility) proposed by the Utility and its parent, PG&E Corporation, in the Utility’s bankruptcy proceeding pending in the U.S. Bankruptcy Court for the Northern District of California (Bankruptcy Court).  S&P stated that the approximately $8.5 billion of securities proposed to be issued by the reorganized Utility and three limited liability companies, as well as their corporate credit ratings, would be capable of achieving investment grade ratings of at least BBB-.

The Plan contemplates that the assets of the Utility’s electric transmission, natural gas transportation and storage, and electric generation businesses would be transferred to three new limited liability companies: ETrans, LLC, GTrans LLC, and Electric Generation LLC (Gen), or collectively the LLCs.   The Plan provides that allowed claims would be satisfied by cash, long-term notes issued by the LLCs or a combination of cash and such notes.  Under the Plan, each of ETrans, GTrans, and Gen would issue long-term notes to the reorganized Utility and the Utility would then transfer the notes to certain holders of allowed claims.  In addition, each of the reorganized Utility, ETrans, GTrans, and Gen would issue “new money” notes in registered public offerings.  The LLCs would transfer the proceeds of the sale of the new money notes, less working capital reserves, to the Utility for payment of allowed claims.  The Plan currently also would reinstate nearly $1.59 billion of preferred stock and pollution control loan agreements.

Among other conditions precedent, before the Plan can become effective it must be confirmed by the Bankruptcy Court; certain transactions contemplated under the Plan must be approved by the Federal Energy Regulatory Commission (FERC), the Nuclear Regulatory Commission, and the Securities and Exchange Commission (SEC); and S&P and Moody's Investors Service shall have established credit ratings for each of the securities to be issued by the reorganized Utility and the LLCs of not less than BBB- and Baa3, respectively.

S&P noted that the assignment of definitive investment grade ratings to the successor companies will depend on the ultimate outcome of the Utility’s bankruptcy proceedings and the satisfaction of certain enumerated conditions, including:

The debt to be issued by each of the reorganized Utility and the LLCs will be secured;

Gen will establish and fund a debt service reserve account and an operating reserve account;

With certain exceptions, Gen will not issue any debt beyond the forecasted amounts without first obtaining from S&P confirmation that the issuance of such additional debt will not cause any investment grade ratings assigned to outstanding Gen debt to be downgraded to speculative grade from investment grade;

The Bankruptcy Court will, as contemplated by the Plan, (1) issue valid orders that override all California legislation and regulations that are inconsistent with the Plan, including, but not limited to, those that preclude the Utility from transferring generation assets to third parties, (2) approve the proposed 12-year power sales agreement (PSA) between the reorganized Utility and Gen, (3) enforce the PSA in accordance with its terms, and (4) approve the transfer of electric transmission, gas transmission, and electric generation assets to the appropriate LLC as contemplated by the Plan;

In accordance with the Plan which prohibits the reorganized Utility from accepting assignment of the California Department of Water Resources (DWR) energy contracts, the Bankruptcy Court, notwithstanding any contrary state law, regulation or policy, will prohibit or shield the reorganized Utility from assuming financial responsibility for the DWR contracts;

PG&E Corporation’s debt will be reduced by at least $500 million before or simultaneous with the effective date of the Plan, primarily with cash on hand;

PG&E Corporation will issue up to $700 million of equity, the proceeds of which will be used, on or before the effective date of the Plan, as necessary to reduce the collective debt levels of the reorganized Utility and the LLCs by about $615 million from the debt levels originally contemplated by the Plan. Such equity issuance is required unless other monies - whether resulting from lower than anticipated creditor claims, FERC-ordered generator refunds, or other sources – are available to reduce the debt levels of the reorganized Utility and the LLCs; and

Neither PG&E Corporation nor the LLCs will issue debt for the purpose of infusing capital into PG&E National Energy Group, Inc. or its subsidiaries (PG&E NEG); moreover, neither PG&E Corporation nor the LLCs shall transfer, dividend, or otherwise deploy available cash balances to PG&E NEG if such use of cash will result in the issuance of debt by PG&E Corporation or the LLCs.

In order to satisfy the conditions specified in S&P’s preliminary rating evaluation, on February 24, 2003, the Utility filed amendments to the Plan with the Bankruptcy Court that, among other modifications:

  permit the reorganized Utility and the LLCs to issue secured debt instead of unsecured debt, permit adjustments in the amount of debt the reorganized Utility and the LLCs would issue so that additional new money notes could be issued if additional cash is required to satisfy allowed claims or to deposit in escrow for disputed claims and such debt can be issued while maintaining investment grade ratings, or so that less debt could be issued in order to obtain investment grade ratings or if less cash is required to satisfy allowed claims and be deposited into escrow for disputed claims, require Gen to establish a debt service reserve account and an operating reserve account, under certain circumstances, permit an increase in the amount of cash creditors receiving cash and notes will receive, permit the Utility’s mortgage-backed pollution control bonds to be redeemed if the reorganized Utility issues secured new money notes, and commit PG&E Corporation to contribute up to $700 million in cash to the Utility’s capital from the issuance of equity or from other available sources, to the extent necessary to satisfy the cash obligations of the Utility in respect of allowed claims and required deposits into escrow for disputed claims, or to obtain investment grade ratings for the debt to be issued by the reorganized Utility and the LLCs.

                If PG&E Corporation is required to issue equity, PG&E Corporation’s amended and restated credit agreement dated October 18, 2002 (Credit Agreement) with loans outstanding in the aggregate principal amount of $720 million, requires mandatory prepayment of outstanding loans in an amount equal to the net cash proceeds from the issuance or sale of equity by PG&E Corporation.  In addition, PG&E Corporation is generally prohibited by the terms of the Credit Agreement from making investments in the Utility, except as specifically permitted by the terms of the loans or as required by applicable law or the conditions adopted by the California Public Utilities Commission (CPUC) with respect to holding companies.  To the extent lender consent is required to permit the transactions specified in the S&P preliminary rating evaluation to occur, PG&E Corporation intends to negotiate with its lenders.  Absent any required lender consent, PG&E Corporation intends to seek to refinance its indebtedness.

In addition to the amendments to the Plan, amendments to various filings at the FERC, and possibly other regulatory agencies, will be required in order to implement the changes to the Plan.  The Bankruptcy Court has scheduled 10 days through March 27, 2003 for continuation of the confirmation trial.  The Bankruptcy Court is holding an additional 3 days in March and 15 days in April, the latest being April 24, 2003, as possible additional trial dates and has expressed hope to conclude both the evidentiary hearings and the post-trial arguments within that time frame, if not sooner. Scheduling matters will be discussed at a status conference to be held on February 27, 2003.

Cautionary Statement Regarding Forward Looking Statements

The Utility also filed revised financial projections for the reorganized Utility and the LLCs with the Bankruptcy Court that follow below as an appendix.  This report and the appendix contain forward looking statements about the proposed Plan, projected financial information relating to the disaggregated entities and the various assumptions underlying such projections.  These statements, financial projections and underlying assumptions, are necessarily subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward looking statements and financial projections.  Some of the factors that could cause results to differ materially include:

  whether the Bankruptcy Court confirms the Plan, the alternative proposed plan of reorganization sponsored by the CPUC and the Official Committee of Unsecured Creditors, or some other plan of reorganization;

whether regulatory and governmental approvals required to implement a confirmed  plan are obtained and the timing of such approvals;

whether there are any delays in implementation of a plan due to litigation related to regulatory, governmental, or Bankruptcy Court orders; and

future equity or debt market conditions, future interest rates, future credit ratings, and other factors that may affect the ability to implement either plan or affect the amount and value of the securities proposed to be issued under either plan.

In particular, the financial projections have been prepared based upon certain assumptions that PG&E Corporation and the Utility believes to be reasonable under the circumstances, taking into account the purpose for which they were prepared.  However, the financial projections were not prepared with a view toward compliance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections or forecasts.  In addition, the financial projections have not been examined or compiled by the independent accountants of the Utility or PG&E Corporation.  Neither the Utility nor PG&E Corporation makes any representation as to the accuracy of the projections or the ability of the disaggregated entities to achieve the projected results.   Many of the assumptions on which the projections are based are subject to significant uncertainties.  Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the actual financial results.  Therefore, the actual results achieved may vary from the projected results and the variations may be material.

Appendix
Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues*		10494.1	10768.6	10770.2	11015.0

Operating Expenses:
Total Cost of Energy*		5946.7	6103.4	5984.0	6106.1
M&O and A&G Costs		2046.3	2104.2	2157.3	2217.4
Depreciation & Decommissioning		803.3	836.5	886.7	934.2
Property & Other Taxes		109.8	111.4	113.0	114.8
RRB Asset Amortization		290.1	289.8	290.4	290.5
Total Operating Expenses		9196.3	9445.3	9431.4	9663.0

Operating Income		1297.8	1323.3	1338.8	1352.1

Total Interest Income		16.3	16.3	16.3	16.3

Interest Expense (Excl RRBs)		305.1	316.7	329.7	335.7
RRB Interest		68.9	50.3	31.5	12.1
Total Interest Expense		374.0	367.0	361.2	347.8

Other Income		(64.2)	(66.4)	(66.3)	(67.6)

Pretax Income		875.8	906.1	927.6	953.0

Total Booked Income Taxes		363.3	376.7	385.9	394.7

Preferred Dividend Req		24.9	24.6	23.5	26.0

Total Earnings Avail for Common		487.6	504.9	518.2	532.2
* Excludes Receipts and Disbursements for CDWR Procurement.
Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
BALANCE SHEET
Assets:
Plant in Service	20309.5	21228.8	22205.4	23096.5	23993.4
Accumulated Depr	(9523.3)	(10218.6)	(10958.9)	(11669.8)	(12422.5)
Net Plant	10786.1	11010.2	11246.6	11426.6	11571.0

Construction Work In Progress	55.7	56.9	57.4	56.6	55.8

Other Noncurrent Assets	65.0	62.3	62.3	62.3	62.3
Total Long-term Assets	10906.8	11129.5	11366.4	11545.6	11689.1

Current Assets:
Short-term Investments (Net)	543.2	543.2	543.2	543.2	543.2

Accounts Receivable	1822.7	1776.3	1803.2	1793.0	1828.3

Balancing Accts Receivable	84.4	84.2	84.2	84.3	84.4
Inventory - Fuels	108.7	111.6	112.8	95.0	104.8
Inventory - M&S	30.5	28.7	29.5	30.3	31.0
Prepayments & Adv to Gas Prod	79.3	75.1	75.1	75.1	75.1
Total Current Assets	2668.8	2619.0	2647.9	2620.9	2666.9

Deferred Charges:
Expense Deferral (Reg Assets)	1241.8	951.7	662.0	371.6	81.1
Other Deferred Charges	1455.0	1431.3	1415.2	1399.2	1383.1
Total Deferred Charges	2696.9	2383.1	2077.2	1770.7	1464.2

TOTAL ASSETS	16272.5	16131.6	16091.5	15937.2	15820.2
Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	4861.4	5010.2	5209.7	5332.7	5460.5
Preferred Stock (incl QUIDS)	423.5	412.9	406.0	399.1	489.7
RRBs Outstanding	1160.3	870.2	580.1	290.0	0.0
Other Long-term Debt	4600.0	4487.5	4692.5	4840.3	4867.9
Total Capitalization	11045.1	10780.7	10888.3	10862.1	10818.1

Current Liabilities:
Short-Term Borrowings	0.0	109.7	110.9	93.1	102.9
Accounts Payable - Creditors	973.2	981.3	998.2	984.1	1004.4
Accounts Payable - Affiliates	0.0	0.0	0.0	0.0	0.0
Balancing Accounts Payable	140.2	140.5	139.6	138.7	137.8
Accrued Taxes Payable	327.9	394.9	312.9	314.7	316.4
Interest Payable	20.6	24.8	30.0	30.8	31.8
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	577.7	577.7	577.7	577.7	577.7
Total Current Liabilities	2039.7	2228.9	2169.2	2139.2	2171.0

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	449.3	395.1	308.8	213.7	109.9
Deferred ITC	98.4	94.8	90.3	85.9	81.4
Noncurrent Balancing Acct Liab	0.0	0.0	0.0	0.0	0.0
Customer Advances for Construction	132.0	123.9	126.8	128.3	131.7
Other Deferred Credits	1649.1	1649.1	1649.1	1649.1	1649.1
Other Noncurrent Liab.	858.8	859.0	859.0	859.0	858.9
Total Deferred Credits & NC Liab	3187.6	3121.9	3034.0	2935.9	2831.0

TOTAL CAPITAL & LIABILITIES	16272.5	16131.6	16091.5	15937.2	15820.2
Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		512.5	529.5	541.7	558.2
Depreciation		786.3	819.5	869.7	917.2
Change in Deferred Taxes		(57.8)	(90.8)	(99.6)	(108.2)
Change in Accts Receivable		46.4	(26.8)	10.2	(35.3)
Change in Inventories		(2.9)	(2.0)	17.0	(10.6)
Change in Accts Payable		8.1	16.8	(14.0)	20.3
Change in Accrued Taxes Payable		67.0	(82.0)	1.8	1.7
Change in Bal Accts & Reg Asset Amort		290.4	288.7	289.4	289.5
Change in Other Working Capital		8.7	5.2	0.8	1.0
Other Net Cash from Operations		78.1	93.0	90.5	87.2
Net Cash from Operations		1736.8	1551.1	1707.5	1720.9

Investing Activities:
Capital Expenditures		(1058.1)	(1113.4)	(1104.7)	(1111.8)
Other Net Investing Activities		(17.0)	(17.0)	(17.0)	(17.0)
Net Cash Used In Investing		(1075.1)	(1130.4)	(1121.7)	(1128.8)

Financing Activities:
Common Stock Issued (Repurchased)		(338.7)	(305.3)	(395.2)	(404.4)
Preferred Stock Issued		0.0	0.0	0.0	150.0
Preferred Stock redeemed		(10.6)	(6.9)	(6.9)	(59.4)
Long-term Debt issued		(112.4)	205.0	147.8	27.6
Long-term Debt matured/redeemed		0.0	0.0	0.0	0.0
Long-term Debt purch/sinking		0.0	0.0	0.0	0.0
RRB Principal Repayments		(290.1)	(290.1)	(290.1)	(290.1)
Change in Short-term Position		109.7	1.2	(17.8)	9.8
Dividends Disbursed		(19.6)	(24.6)	(23.7)	(25.6)
Other Net Financing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Financing		(661.7)	(420.7)	(585.8)	(592.1)

Net Change in Cash		0.0	0.0	0.0	0.0

Reorganized Debtor	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

SUPPLEMENTAL INFORMATION
Revenues
Gas		2483.1	2594.9	2516.2	2626.8
Public Purpose		313.4	322.4	331.5	341.0
Electric		7697.6	7851.3	7922.4	8047.2
Total from Inc Stmt		10494.1	10768.6	10770.2	11015.0

Energy Costs
Gas Procurement		1052.3	1067.4	940.2	997.0
Gtrans Payments		416.9	481.8	502.2	525.5
Etrans Payments		885.8	936.1	968.3	990.0
Gen Payments		1465.1	1482.1	1518.2	1558.8
QF Payments		1560.6	1546.1	1466.0	1342.1
Third Party Bilats		0.0	0.0	0.0	0.0
Net Open[1]		349.0	291.2	337.1	401.8
Other Gen Costs[2]		217.2	298.7	252.0	291.0
Total from Inc Stmt		5946.7	6103.4	5984.0	6106.1

M&O and A&G Costs
Gas		557.9	574.3	588.9	606.1
Public Purpose		310.2	319.0	328.1	337.5
Electric		1178.2	1210.8	1240.3	1273.8
Total from Inc Stmt		2046.3	2104.2	2157.3	2217.4

Depreciation & Decommissioning
Gas		182.7	193.8	203.7	213.1
Electric		620.6	642.8	683.0	721.1
Total from Inc Stmt		803.3	836.5	886.7	934.2

Property & Other Taxes
Gas		21.8	22.1	22.4	22.8
Electric		88.0	89.3	90.6	92.0
Total from Inc Stmt		109.8	111.4	113.0	114.8

Average Annual Distribution Rate Base
Gas		2126.3	2145.9	2191.5	2232.3
Electric		7816.9	7896.2	8036.4	8149.8

Authorized Capital Structure
% Debt		46.2%	46.2%	46.2%	46.2%
% Preferred		5.8%	5.8%	5.8%	5.8%
% Equity		48.0%	48.0%	48.0%	48.0%
		100.0%	100.0%	100.0%	100.0%
Authorized Cost of Capital
Debt		6.64%	6.76%	6.76%	6.78%
Preferred		6.50%	6.50%	6.50%	6.50%
Equity		11.20%	11.20%	11.20%	11.20%
Return on Rate Base		8.82%	8.88%	8.88%	8.89%

[1] Includes Capacity payments
[2] Includes ISO, Renewables, and Retained Fossil fuel costs net of RMR revenues and WAPA payments
Reorganized Debtor	($Millions)
12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
SUPPLEMENTAL INFORMATION
Gas Procurement Volumes and Average Price
Gas Sales (mDTH)	289964	293022	295963	299030
Average Price ($/mmBtu)	3.63	3.64	3.18	3.33

Elec Procurement Volumes and Average Price[1]
Volumes (GWh)
Gen Bilats	33114	33514	33514	33530
QF	21004	20758	20312	19553
Third Party Bilats	0	0	0	0
Other Gen[2]	2518	3141	3517	3839
Net Open	2878	1464	1923	1867
Total Non-DWR Supply	59514	58877	59266	58789
DWR	19191	18621	19279	20252
Total (excl D/A)	78704	77498	78546	79042

Average Price ($/MWh)
Gen Bilats	44.24	44.22	45.30	46.49
QF	74.30	74.48	72.17	68.64
Third Party Bilats	0.00	0.00	0.00	0.00
Other Gen[3]	86.26	95.09	71.65	75.81
Net Open[4]	121.26	198.95	175.34	215.24
Total Non-DWR Supply	60.35	61.45	60.29	61.13
DWR	110.26	111.22	103.47	99.58
Overall Average (excl D/A)	72.52	73.41	70.89	70.98

Sales/Deliveries (GWh)
Total Deliveries	78686	79686	80688	81690
Bundled Sales	69721	70721	71723	72725
Direct Access	8965	8965	8965	8965

Average Rate (½/kWh)
Total Deliveries	12.56	12.55	12.39	12.42
Bundled Sales	13.35	13.33	13.13	13.16
Direct Access	6.45	6.45	6.45	6.45

[1] Electric Procurement Volumes and Average Prices are shown before the effects of netting line losses and Helms pumping
[2] Includes Retained Fossil, Renewables, Etiwanda & EBMUD, and Puget inbound
[3] Includes ISO Ancillary Services, Renewables, and Retained Fossil fuel costs net of RMR revenues and WAPA payments
[4] Includes Capacity payments
ETrans	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues		885.8	936.1	968.3	990.0

Operating Expenses:
Grid Services		244.5	242.4	239.0	236.6
M&O and A&G Costs		205.9	206.2	210.3	214.5
Depreciation		136.3	145.7	151.6	158.6
Property & Other Taxes		34.6	38.0	40.3	41.7
Total Operating Expenses		621.3	632.3	641.2	651.3

Operating Income		264.5	303.9	327.1	338.7

Total Interest Income		0.0	0.0	0.0	0.0

Total Interest Expense		90.6	94.9	100.7	104.4

Other Income		8.1	7.7	6.1	6.3

Pretax Income		182.0	216.7	232.4	240.6

Total Booked Income Taxes		80.6	92.5	98.1	101.0

Preferred Dividend Req		0.0	0.0	0.0	0.0

Total Earnings Avail for Common		101.3	124.1	134.4	139.6

ETrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

BALANCE SHEET
Assets:
Plant in Service	3563.3	3934.0	4264.1	4452.9	4669.7
Accumulated Depr	(1412.8)	(1490.9)	(1585.1)	(1693.6)	(1805.3)
Net Plant	2150.5	2443.1	2679.0	2759.2	2864.4

Construction Work In Progress	174.2	171.6	169.0	166.5	164.1

Other Noncurrent Assets	0.0	0.0	0.0	0.0	0.0
Total Long-term Assets	2324.7	2614.7	2848.0	2925.8	3028.5

Current Assets:
Short-term Investments (Net)	0.0	0.0	0.0	0.0	0.0

Accounts Receivable	89.3	94.6	100.0	103.5	105.8

Other Current Assets	23.8	24.3	24.9	25.5	26.0
Total Current Assets	113.1	119.0	124.9	128.9	131.8

Deferred Charges	122.1	122.1	122.1	122.1	122.1

TOTAL ASSETS	2560.9	2855.8	3095.0	3176.8	3282.4

ETrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	700.0	990.8	1114.9	1153.9	1202.2
Preferred Stock (incl QUIDS)	0.0	0.0	0.0	0.0	0.0
Other Long-term Debt	1250.0	1250.0	1367.6	1411.6	1469.6
Total Capitalization	1950.0	2240.8	2482.5	2565.5	2671.8

Current Liabilities:
Short-Term Borrowings (Net)	0.0	0.0	0.0	0.0	0.0
Accounts Payable	44.6	44.4	44.2	44.3	44.5
Balancing Accounts Payable	0.0	0.0	0.0	0.0	0.0
Accrued Taxes Payable	21.5	22.7	23.9	24.4	24.7
Long-Term Debt - Current	0.0	0.0	0.0	0.0	0.0
Interest Payable	0.0	0.0	0.0	0.0	0.0
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	10.8	10.8	10.8	10.8	10.8
Total Current Liabilities	76.9	77.9	78.9	79.6	80.0

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	396.6	400.3	397.3	396.0	395.3
Deferred ITC	15.0	14.5	14.0	13.4	12.9
Noncurrent Balancing Acct Liab	0.0	0.0	0.0	0.0	0.0
Customer Advances for Construction	0.0	0.0	0.0	0.0	0.0
Other Deferred Credits	122.3	122.3	122.3	122.3	122.3
Other Noncurrent Liab.	0.0	0.0	0.0	0.0	(0.0)
Total Deferred Credits & NC Liab	533.9	537.1	533.6	531.7	530.5

TOTAL CAPITAL & LIABILITIES	2560.9	2855.8	3095.0	3176.8	3282.4

ETrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		101.3	124.1	134.4	139.6
Depreciation		136.3	145.7	151.6	158.6
Change in Deferred Taxes		3.1	(3.5)	(1.8)	(1.2)
Change in Accts Receivable		(5.4)	(5.4)	(3.4)	(2.3)
Change in Inventories		0.0	0.0	0.0	0.0
Change in Accts Payable		(0.2)	(0.2)	0.1	0.2
Change in Accrued Taxes Payable		1.2	1.2	0.6	0.3
Change in Other Working Capital		(0.6)	(0.6)	(0.6)	(0.6)
Other Net Cash from Operations		(11.3)	(11.6)	(11.6)	(12.1)
Net Cash from Operations		224.6	249.9	269.2	282.4

Investing Activities:
Capital Expenditures		(414.0)	(367.5)	(217.7)	(249.1)
Other Net Investing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Investing		(414.0)	(367.5)	(217.7)	(249.1)

Financing Activities:
Common Stock Issued (Repurchased)		189.4	0.0	(95.4)	(91.2)
Preferred Stock Issued		0.0	0.0	0.0	0.0
Preferred Stock redeemed		0.0	0.0	0.0	0.0
Long-term Debt issued		0.0	117.6	44.0	58.0
Long-term Debt matured/redeemed		0.0	0.0	0.0	0.0
Long-term Debt purch/sinking		0.0	0.0	0.0	0.0
Change in Short-term Position		0.0	0.0	0.0	0.0
Dividends Disbursed		0.0	0.0	0.0	0.0
Other Net Financing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Financing		189.4	117.6	(51.4)	(33.2)

Net Change in Cash		0.0	(0.0)	0.0	0.0

ETrans	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

SUPPLEMENTAL INFORMATION
Average Year Authorized Capital Structure
% Equity		40.1%	44.6%	44.9%	45.0%
% Debt		59.9%	55.4%	55.1%	55.0%
		100.0%	100.0%	100.0%	100.0%

Ratebase
End of Year		2234.6	2474.5	2557.1	2664.1
Average Annual		2068.3	2354.6	2515.8	2610.6

Authorized Cost of Capital
Equity		12.5%	12.5%	12.5%	12.0%
Debt		7.25%	7.25%	7.25%	7.25%
GTrans	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues		416.9	481.8	502.2	525.5

Operating Expenses:
Total Cost of Energy		0.0	0.0	0.0	0.0
M&O and A&G Costs		155.5	160.5	163.6	168.7
Depreciation		84.0	91.4	96.3	102.4
Property & Other Taxes		27.0	27.9	29.5	30.4
Total Operating Expenses		266.4	279.8	289.5	301.5

Operating Income		150.4	202.0	212.7	224.0

Total Interest Income		0.0	0.0	0.0	0.0

Total Interest Expense		68.9	70.7	71.8	69.9

Other Income		5.5	12.3	8.7	7.9

Pretax Income		87.0	143.5	149.5	162.0

Total Booked Income Taxes		34.8	56.4	59.4	64.7

Preferred Dividend Req		0.0	0.0	0.0	0.0

Total Earnings Avail for Common		52.2	87.1	90.1	97.3

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007

BALANCE SHEET
Assets:
Plant in Service	2941.6	2939.1	3252.0	3367.7	3508.0
Accumulated Depr	(1188.2)	(1218.2)	(1282.9)	(1359.2)	(1441.6)
Net Plant	1753.4	1720.9	1969.2	2008.5	2066.4

Construction Work In Progress	37.5	133.5	57.7	76.7	21.7

Other Noncurrent Assets	0.0	0.0	0.0	0.0	0.0
Total Long-term Assets	1790.9	1854.3	2026.9	2085.2	2088.1

Current Assets:
Short-term Investments (Net)	0.0	0.0	0.0	0.0	0.0

Accounts Receivable	56.1	57.1	63.7	65.8	68.2

Other Current Assets	115.3	115.3	115.3	115.3	115.3
Total Current Assets	171.4	172.4	179.0	181.1	183.5

Deferred Charges	107.0	107.0	107.0	107.0	107.0

TOTAL ASSETS	2069.2	2133.8	2312.9	2373.3	2378.6

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	553.2	605.3	692.4	782.5	817.1
Preferred Stock (incl QUIDS)	0.0	0.0	0.0	0.0	0.0
Other Long-term Debt	950.0	952.2	1022.3	988.6	950.0
Total Capitalization	1503.2	1557.5	1714.7	1771.1	1767.1

Current Liabilities:
Short-Term Borrowings	0.0	0.0	0.0	0.0	0.0
Accounts Payable	50.1	52.1	63.1	53.0	48.6
Balancing Accounts Payable	0.0	0.0	0.0	0.0	0.0
Accrued Taxes Payable	46.0	46.0	46.1	46.3	46.4
Long-Term Debt - Current	0.0	0.0	0.0	0.0	0.0
Interest Payable	0.0	0.0	0.0	0.0	0.0
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	55.0	55.0	55.0	55.0	55.0
Total Current Liabilities	151.1	153.2	164.2	154.3	150.0

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	346.9	355.5	366.9	381.3	395.4
Deferred ITC	11.0	10.6	10.1	9.6	9.1
Noncurrent Balancing Acct Liab	0.0	0.0	0.0	0.0	0.0
Customer Advances for Construction	0.0	0.0	0.0	0.0	0.0
Other Deferred Credits	57.0	57.0	57.0	57.0	57.0
Other Noncurrent Liab.	0.0	0.0	0.0	0.0	0.0
Total Deferred Credits & NC Liab	414.9	423.1	434.0	448.0	461.5

TOTAL CAPITAL & LIABILITIES	2069.2	2133.8	2312.9	2373.3	2378.6

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		52.2	87.1	90.1	97.3
Depreciation		84.0	91.4	96.3	102.4
Change in Deferred Taxes		8.1	10.9	13.9	13.6
Change in Accts Receivable		(1.0)	(6.6)	(2.1)	(2.4)
Change in Inventories		0.0	0.0	0.0	0.0
Change in Accts Payable		2.0	11.0	(10.1)	(4.4)
Change in Accrued Taxes Payable		0.0	0.1	0.2	0.1
Change in Other Working Capital		0.0	0.0	0.0	0.0
Other Net Cash from Operations		0.0	(0.0)	0.0	(0.0)
Net Cash from Operations		145.3	193.8	188.4	206.6

Investing Activities:
Capital Expenditures		(142.0)	(251.6)	(146.0)	(97.4)
Other Net Investing Activities		(5.5)	(12.3)	(8.7)	(7.9)
Net Cash Used In Investing		(147.5)	(263.9)	(154.7)	(105.3)

Financing Activities:
Common Stock Issued (Repurchased)		(0.0)	0.0	0.0	(62.7)
Preferred Stock Issued		0.0	0.0	0.0	0.0
Preferred Stock redeemed		0.0	0.0	0.0	0.0
Long-term Debt issued		2.2	70.1	(33.7)	(38.6)
Long-term Debt matured/redeemed		0.0	0.0	0.0	0.0
Change in Short-term Position		0.0	0.0	0.0	0.0
Dividends Disbursed		0.0	0.0	0.0	0.0
Other Net Financing Activities		0.0	0.0	0.0	0.0
Net Cash Used In Financing		2.2	70.1	(33.7)	(101.3)

Net Change in Cash		(0.0)	0.0	0.0	0.0

GTrans		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
SUPPLEMENTAL INFORMATION
EOY Capital Structure
% Equity		38.9%	40.4%	44.2%	46.2%
% Debt		61.1%	59.6%	55.8%	53.8%
		100.0%	100.0%	100.0%	100.0%

Ratebase
End of Year		1550.0	1787.3	1812.7	1857.1
Average Annual		1570.3	1668.6	1800.0	1834.9

Cost of Capital
Equity		N.A.	13%	13%	13%
Debt		7.25%	7.25%	7.25%	7.25%
Gen	($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
INCOME STATEMENT
Total Operating Revenues		1465.1	1482.1	1518.2	1558.8

Operating Expenses:
Total Cost of Energy		89.5	93.8	95.2	96.7
M&O and A&G Costs		592.1	537.7	561.2	578.8
Depreciation		50.5	62.0	65.7	69.4
Property & Other Taxes		64.2	65.5	66.6	67.6
Total Operating Expenses		796.3	759.0	788.7	812.5

Operating Income		668.7	723.1	729.5	746.2

Total Interest Income		0.0	0.0	0.0	0.0

Total Interest Expense		149.6	149.6	148.4	145.8

Other Income		84.8	92.2	100.4	109.2

Pretax Income		603.9	665.7	681.4	709.7

Total Booked Income Taxes		244.7	269.8	276.3	287.8

Preferred Dividend Req		0.0	0.0	0.0	0.0

Total Earnings Avail for Common		359.2	395.8	405.2	421.9

Gen		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
BALANCE SHEET
Assets:
Plant in Service	1630.7	1748.3	1982.0	2080.9	2187.5
Accumulated Depr	(839.3)	(889.8)	(951.9)	(1017.5)	(1086.9)
Net Plant	791.4	858.5	1030.1	1063.4	1100.6

Construction Work In Progress	25.3	66.5	0.0	62.6	171.3

Other Noncurrent Assets	1618.7	1791.8	1869.2	1952.2	2041.2
Total Long-term Assets	2435.5	2716.8	2899.3	3078.2	3313.1

Current Assets:
Short-term Investments (Net)	0.0	85.2	171.6	286.3	402.7

Accounts Receivable	180.8	180.6	182.7	187.2	192.2
Inventory - M&S	66.0	66.0	66.0	66.0	66.0
Total Current Assets	246.8	331.8	420.3	539.5	660.9

Deferred Charges	0.0	0.0	0.0	0.0	0.0

TOTAL ASSETS	2682.2	3048.6	3319.6	3617.7	3974.0

Gen		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
Capitalization:
Common Stock Equity	(598.5)	(428.0)	(243.4)	(17.2)	270.2
Preferred Stock (incl QUIDS)	0.0	0.0	0.0	0.0	0.0
RRBs Outstanding	0.0	0.0	0.0	0.0	0.0
Other Long-term Debt	1700.0	1700.0	1673.1	1640.3	1579.6
Total Capitalization	1101.5	1272.0	1429.7	1623.0	1849.8

Current Liabilities:
Short-Term Borrowings	0.0	0.0	0.0	0.0	0.0
Accounts Payable	79.7	81.6	75.0	77.5	79.2
Long-Term Debt - Current	0.0	0.0	26.9	32.8	60.6
Interest Payable	0.0	0.0	0.0	0.0	0.0
Dividends Payable	0.0	0.0	0.0	0.0	0.0
Other Current Liabilities	0.0	0.0	0.0	0.0	0.0
Total Current Liabilities	79.7	81.6	101.9	110.3	139.8

Deferred Credits and Other NC Liabilities:
Deferred Income Taxes	7.2	29.7	47.1	62.1	73.1
Deferred ITC	0.0	0.0	0.0	0.0	0.0
Other Deferred Credits	0.0	0.0	0.0	0.0	0.0
Other Noncurrent Liab.	1493.9	1665.3	1740.9	1822.2	1911.2
Total Deferred Credits & NC Liab	1501.1	1694.9	1788.0	1884.3	1984.3

TOTAL CAPITAL & LIABILITIES	2682.2	3048.6	3319.6	3617.7	3974.0

Gen		($Millions)
	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007
CASH FLOW STATEMENT
Cash Flows From Operations:
Net Income		359.2	395.8	405.2	421.9
Depreciation		50.5	62.0	65.7	69.4
Change in Deferred Taxes		22.5	17.4	15.0	11.0
Change in Accts Receivable		0.1	(2.1)	(4.4)	(5.0)
Change in Inventories		0.0	0.0	0.0	0.0
Change in Accts Payable		2.0	(6.7)	2.5	1.7
Change in Accrued Taxes Payable		0.0	0.0	0.0	0.0
Change in Other Working Capital		0.0	0.0	0.0	0.0
Other Net Cash from Operations		83.7	89.0	94.7	100.7
Net Cash from Operations		518.1	555.5	578.6	599.7

Investing Activities:
Capital Expenditures		(158.8)	(167.2)	(161.5)	(215.3)
Other Net Investing Activities		(170.6)	(177.2)	(211.2)	(217.1)
Net Cash Used In Investing		(329.3)	(344.4)	(372.7)	(432.4)

Financing Activities:
Common Stock Issued (Repurchased)		(188.8)	(211.2)	(179.0)	(134.5)
Preferred Stock Issued		0.0	0.0	0.0	0.0
Preferred Stock redeemed		0.0	0.0	0.0	0.0
Long-term Debt issued		0.0	0.0	0.0	0.0
Long-term Debt matured/redeemed		0.0	0.0	(26.9)	(32.8)
Long-term Debt purch/sinking		0.0	0.0	0.0	0.0
Change in Short-term Position		0.0	0.0	0.0	0.0
Dividends Disbursed		0.0	0.0	0.0	0.0
Other Net Financing Activities		(0.0)	0.0	0.0	(0.0)
Net Cash Used In Financing		(188.8)	(211.2)	(205.9)	(167.3)

Net Change in Cash		(0.0)	0.0	0.0	0.0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Amendment No.1 to the Report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

Date:  February 26, 2003